                                                                    Exhibit 24.1


                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS ALCAN ALUMINIUM LIMITED, a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15 (d) of the Act.

     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.



                                                 [signed]
                                       ______________________________

                                       Name:   Warren Chippindale
                                       Title:  Director

                                                                    Exhibit 24.2


                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS ALCAN ALUMINIUM LIMITED, a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15 (d) of the Act.

     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.



                                                [signed]
                                       __________________________
                                       Name:  Travis Engen
                                       Title: Director

                                                                    Exhibit 24.3


                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS ALCAN ALUMINIUM LIMITED, a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15 (d) of the Act.

     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.



                                               [signed]
                                       __________________________

                                       Name:  John R. Evans
                                       Title: Director

                                                                    Exhibit 24.4


                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS ALCAN ALUMINIUM LIMITED, a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15 (d) of the Act.

     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.



                                                [signed]
                                       ___________________________

                                       Name:  J.E. Newall
                                       Title: Director

                                                                    Exhibit 24.5


                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS ALCAN ALUMINIUM LIMITED, a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15 (d) of the Act.

     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.



                                                [signed]
                                       _____________________________

                                       Name:  Peter H. Pearse
                                       Title: Director

                                                                    Exhibit 24.6


                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS ALCAN ALUMINIUM LIMITED, a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15 (d) of the Act.

     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.



                                                   [signed]
                                       ________________________________

                                       Name:  Sir George Russell
                                       Title: Director

                                                                    Exhibit 24.7


                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS ALCAN ALUMINIUM LIMITED, a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15 (d) of the Act.

     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.



                                                 [signed]
                                        ____________________________

                                        Name:  Guy Saint-Pierre
                                        Title: Director

                                                                    Exhibit 24.8


                               POWER OF ATTORNEY

                         KNOW ALL MEN BY THESE PRESENTS


     WHEREAS ALCAN ALUMINIUM LIMITED, a Canadian company (the "Company"), proposes shortly to file with the Securities and Exchange Commission, under the provisions of the Securities Act of 1934 as amended (the "Act"), the Annual Report on Form 10-K pursuant to Section 13 or 15 (d) of the Act.

     WHEREAS the undersigned is an Officer and/or a Director of the Company as indicated below:

     NOW, THEREFORE, the undersigned hereby constitutes and appoints Robert des Trois Maisons, Serge Fecteau, P.K. Pal, and each of them, as attorneys for the undersigned and in the undersigned's name, place and stead, and in each of the undersigned's offices and capacities as an Officer and/or a Director of the Corporation, to execute and file such Annual Report on Form 10-K, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do, or cause to be done, by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March
1999.



                                                  [signed]
                                       _______________________________

                                       Name:  Gerhard Schulmeyer
                                       Title: Director